Statutory reserves and restricted net assets	12 Months Ended
Dec. 31, 2021
Statutory Reserves And Restricted Net Assets [Abstract]
Statutory reserves and restricted net assets

Note 15 – Statutory reserves and restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of December 31	As of December 31,
	2021	2020
PRC entities
Additional paid-in capital	$23,919,850	$23,919,850
Statutory reserves	11,079,649	11,049,847
Total restricted net assets	$34,999,499	$34,969,697

As of December 31, 2021 and 2020, total restricted net assets were $34,999,499 and $34,969,697, respectively.